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                                                                 EXHIBIT 10.1(b)

                                   AMENDMENT
                                      TO
                         AGREEMENT AND PLAN OF MERGER

          This AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October 6, 2000, is entered into by and among NCR CORPORATION, a Maryland corporation ("Parent"), NCR MERGER SUB PARENT, INC., a Delaware corporation ("Merger Sub Parent"), NCR MERGER SUB INC., a Delaware corporation ("Merger Sub"), and 4FRONT TECHNOLOGIES, INC., a Delaware corporation (the "Company").

                                   RECITALS
                                   --------

          WHEREAS, Parent, Merger Sub and the Company are parties to that certain Agreement and Plan of Merger, dated as of August 2, 2000, by and among Parent, Merger Sub and the Company (the "Agreement"); and

          WHEREAS, Merger Sub is a wholly-owned subsidiary of Merger Sub Parent and Merger Sub Parent is a wholly-owned subsidiary of Parent; and

          WHEREAS, the Parent, Merger Sub and the Company wish to amend the Agreement pursuant to Section 9.5 thereof in order to, among other things, make Merger Sub Parent a party thereto;

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS
     -----------

     1.1. Unless otherwise defined herein, all capitalized terms used herein and defined in the Agreement shall have the meaning ascribed to such terms in the Agreement.

2.   AMENDMENT OF AGREEMENT
     ----------------------

     2.1.  The Agreement shall be amended as follows:

           (a) The definition of "Parties" in Section 1.1 of the Agreement shall be deleted and replaced with the following text:

                "Parties" shall mean Parent, Merger Sub Parent, Merger Sub and the Company.

           (b)  The following definition shall be added to Section 1.1 of the
                Agreement:

                "Merger Sub Parent" shall mean NCR Merger Sub Parent, Inc., a Delaware corporation.

           (c) Article II of the Agreement shall be renamed "MERGER SUB PARENT AND MERGER SUB".

           (d) Section 2.1 of the Agreement shall be deleted in its entirety and replaced with the following text:

                    (a) Organization of Merger Sub. Parent has organized Merger Sub for the sole purpose of effectuating the Merger contemplated herein. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which shares were issued to Parent at a price of $1.00 per share and subsequently transferred by Parent to Merger Sub Parent in exchange

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                     for 1,000 shares of common stock, par value $0.01 per share of Merger Sub Parent.

                     (b) Organization of Merger Sub Parent. Parent has organized Merger Sub Parent for the sole purpose of effectuating the Merger contemplated herein. The authorized capital stock of Merger Sub Parent consists of 1,000 shares of common stock, par value $0.01 per share, all of which shares have been issued to Parent in exchange for 1,000 shares of common stock, par value $0.01 per share of Merger Sub.

           (e) Article V of the Agreement shall be renamed "REPRESENTATIONS AND WARRANTIES OF PARENT, MERGER SUB PARENT AND MERGER SUB".

           (f) The introductory sentence of Article V of the Agreement shall be deleted in its entirety and replaced with the following text:

                Parent, Merger Sub Parent and Merger Sub hereby represent and warrant to the Company as follows:

           (g) Section 5.1 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.1 Organization and Qualification. Each of Parent, Merger Sub Parent and Merger Sub (I) is a corporation duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; and (iii) is duly qualified or licensed to do business and, to the extent applicable, is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of its activities makes such qualification necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and is not reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on Parent, Merger Sub Parent or Merger Sub, respectively.

           (h) Section 5.3 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.3 Authorization and Validity of Agreement with respect to Merger Sub Parent and Merger Sub. Each of Merger Sub Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement and has all requisite corporate power and authority to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of Merger Sub Parent and Merger Sub of this Agreement and the consummation by Merger Sub Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Merger Sub Parent and Merger Sub. This Agreement has been duly executed and delivered by each of Merger Sub Parent and Merger Sub and is a legal, valid and binding obligation of each of Merger Sub Parent and Merger Sub, enforceable against each of Merger Sub Parent and Merger Sub in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by principles governing the availability of equitable remedies).

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           (i)  Section 5.4 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.4 No Conflict with Instruments. The execution and delivery by Parent, Merger Sub Parent and Merger Sub of this Agreement do not, and the performance by Parent, Merger Sub Parent and Merger Sub of their respective obligations hereunder, and the consummation by Parent, Merger Sub Parent and Merger Sub of the Merger and the other transactions contemplated herein will not, conflict with or violate the charter or bylaws of Parent, Merger Sub Parent or Merger Sub or the charter or bylaws of any corporate Subsidiary of Parent or the partnership agreement of any partnership Subsidiary of Parent.

           (j) Section 5.5 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.5 No Prior Activities of Merger Sub Parent or Merger Sub. Merger Sub Parent and Merger Sub were formed by Parent solely for the purpose of engaging in the transactions contemplated hereby, and have engaged in no other business activities and have conducted their operations only as contemplated hereby.

           (k) Section 5.6 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.6 Information Supplied. None of the information supplied or to be supplied by Parent, Merger Sub Parent or Merger Sub for inclusion or incorporation by reference in any documents filed or to be filed with the Commission or any other Governmental Entity in connection with the transactions contemplated hereby, including the Proxy Statement, will, at the respective times such documents are filed (and also in the case of the Proxy Statement, at the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Company Stockholder Meeting (as hereinafter defined)), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (or necessary to correct any statement in any earlier communication), except that no representation is made by Parent, Merger Sub Parent or Merger Sub with respect to information supplied by the Company in writing specifically for inclusion or incorporation by reference therein.

           (l) Section 5.7 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.7 Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent, Merger Sub Parent or Merger Sub, and Parent agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities or obligations with respect to any other such fees, commissions, expenses or claims for indemnification or contribution asserted by any Person.

           (m) Section 5.9 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.9 Ownership of Company Capital Stock. Neither Parent, Merger Sub Parent nor Merger Sub is, nor at any time during the last three years has it been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL (other than as contemplated by this Agreement). Neither Parent, Merger Sub Parent nor Merger Sub owns (directly or indirectly, beneficially or of record) or is a party to any agreement, arrangement or understanding for the purpose of

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                     acquiring, holding, voting or disposing of, in each case,
                     any shares of capital stock of the Company (other than as contemplated by this Agreement).

           (n) Section 5.10 of the Agreement shall be deleted in its entirety and replaced with the following text:

                5.10 Legal Proceedings. There is no (i) suit, action or proceeding pending of which Parent, Merger Sub Parent, Merger Sub, or any of Parent's Subsidiaries have received notice or, to the knowledge of Parent, Merger Sub Parent or Merger Sub, any investigation pending or any suit, action, proceeding or investigation threatened, against Parent, Merger Sub Parent, Merger Sub, or any Subsidiary of Parent which seeks to restrain, enjoin or delay the consummation of the Merger or any of the other transactions contemplated hereby or which seeks damages in connection therewith; or (ii) Injunction of any type referred to in Section 7.1(c) of which Parent, Merger Sub Parent, Merger Sub, or any of Parent's Subsidiaries has received notice which has been entered or issued and is in effect.

           (o) Article V of the Agreement shall be amended by adding the following text as Section 5.12:

                5.12 Effect of Amendment to Agreement and Plan of Merger. The addition of NCR Merger Sub Parent as a Party to the Agreement as contemplated by this Amendment shall not reduce the Per Share Amount, cause any material delay in the consummation of the Merger, or subject the Company's stockholders, generally, or any class of such stockholders, generally, to additional tax liabilities that are primarily attributable to the Merger and the addition of Merger Sub Parent as a party to the Agreement.

           (p) The second sentence of Section 6.1(a) of the Agreement shall be amended by adding the words "Merger Sub Parent" after the phrase "in any manner adverse to Parent."

           (q) The first sentence of Section 6.7 of the Agreement shall be amended by replacing the phrase "Each of the Company, Parent and Merger Sub" with "Each of the Company, Parent, Merger Sub Parent and Merger Sub".

           (r) Section 6.7(a)(iii) shall be deleted in its entirety and replaced with the following text: (iii) using commercially reasonable efforts to obtain all necessary consents, approvals, waivers, licenses, permits, authorizations, registrations, qualifications, or other permission or action by, and giving all necessary notices to and making all necessary filings with and applications and submissions to, any Governmental Entity or other Person required to be obtained or made by Parent, Merger Sub Parent, Merger Sub, the Company or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement or the Option Agreement;

           (s) Section 6.7(b) of the Agreement shall be deleted in its entirety and replaced with the following text:

                     (b) In its capacity as the sole stockholder of Merger Sub Parent, Parent will cause Merger Sub Parent to approve and adopt this Agreement and to take all corporate action necessary on its part to consummate the transactions contemplated hereby and Merger Sub Parent's obligations under this Agreement. In its capacity as the sole stockholder of Merger Sub, Merger Sub Parent will cause Merger Sub to approve and adopt this Agreement and to take all corporate action necessary on its part to consummate the transactions contemplated hereby and Merger Sub's obligations under this Agreement. Except as contemplated by this Agreement, Merger Sub Parent and Merger Sub will not conduct any other business, and will have no other assets or liabilities.

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           (t)  Section 6.7(d) of the Agreement shall be amended by inserting the text ", Merger Sub Parent" after the phrase "(ii) any failure of the Company, Parent".

           (u) Section 6.8(b) of the Agreement shall be amended by inserting the text ", Merger Sub Parent" after the following two phrases:
                (i) "oppose the Merger and will cooperate with Parent" and (ii) "that failing so to cooperate with such third party or cooperating with Parent".

           (v) The second sentence of Section 6.9(a) of the Agreement shall be amended by replacing the phrase "Parent and Merger Sub agree that all rights" with "Parent, Merger Sub Parent and Merger Sub agree that all rights".

           (w) Section 6.9(e) of the Agreement shall be deleted in its entirety and shall be replaced with the following text:

                     (e) This Section 6.9 shall survive consummation of the Merger and is intended to benefit the Indemnified Employees, and shall be enforceable by each Indemnified Employee, as well as his or her representatives, and shall be binding on all successors and assigns of Parent, Merger Sub Parent, Merger Sub, and the Surviving Entity.

           (x) Section 7.2 of the Agreement shall be amended by inserting the words ", Merger Sub Parent" after the phrase "The obligation of Parent".

           (y) The first sentence of Section 7.3(a) of the Agreement shall be amended by inserting the text ", Merger Sub Parent" after the phrase "The representations and warranties of Parent".

           (z) Section 7.3(b) of the Agreement shall be deleted in its entirety and shall be replaced with the following text:

                     (b) Covenants. Parent, Merger Sub Parent and Merger Sub shall have performed in all material respects all obligations, and shall have complied in all material respects with all agreements and covenants, to be performed or complied with by them, respectively, under this Agreement, and the Company shall have received an omnibus certificate of the appropriate officers of Parent, Merger Sub Parent and Merger Sub to such effect.

           (aa) Section 8.1(a) of the Agreement shall be deleted in its entirety and shall be replaced with the following text:

                     (a) By mutual written consent duly authorized by the boards of directors of Parent, Merger Sub Parent, Merger Sub and the Company prior to the Effective Time; or

           (bb) Section 8.1(i) of the Agreement shall be amended by inserting the words ", Merger Sub Parent" after the phrase "By the Company, if Parent".

           (cc) Section 8.2(b) of the Agreement shall be amended by inserting the words ", Merger Sub Parent" after the phrase "and other Persons and assumed by Parent".

           (dd) The first sentence of Section 9.1 of the Agreement shall be amended by inserting the words ", Merger Sub Parent" after the phrase "The respective representations and warranties of Parent,".

           (ee) Section 9.2(a) of the Agreement shall be amended by replacing the phrase "If to Parent or Merger Sub" with "If to Parent, Merger Sub Parent or Merger Sub".

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           (ff) Section 9.3 of the Agreement shall be deleted in it entirety and replaced with the following text:

                9.3 Entire Agreement. This Agreement, as amended by that certain Amendment to Agreement and Plan of Merger, dated as of October 6, 2000, by and among the Parties, (including the Exhibits and other documents referred to herein) constitutes the entire agreement among the Parties and supersedes all prior agreements and understandings, oral and written among the Parties with respect to the subject matter hereof.

           (gg) Exhibit A of the Agreement shall be deleted in its entirety and replaced with the form of Certificate of Merger attached to this Amendment as Exhibit A.

     2.2. Except as amended hereby, the Parties ratify and confirm the terms of the Agreement.

3.   COUNTERPARTS
     ------------

     3.1. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

                                       NCR CORPORATION


                                       By: /s/ Paul H. Thurman
                                           ------------------------------------
                                           Paul H. Thurman
                                           Vice President, Business Development,
                                            Quality and Support

                                       NCR MERGER SUB PARENT, INC.


                                       By: /s/ Paul H. Thurman
                                           ------------------------------------
                                           Paul H. Thurman
                                           Vice President

                                       NCR MERGER SUB INC.


                                       By: /s/ Paul H. Thurman
                                           ------------------------------------
                                           Paul H. Thurman
                                           Vice President


                                       4FRONT TECHNOLOGIES, INC.


                                       By: /s/ Anil J. Doshi
                                           ------------------------------------
                                           Anil J. Doshi
                                           Chairman and Chief Executive Officer